Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:	)
	)	Case No. 11-20140-11-rdb
ICOP DIGITAL, INC.	)	Chapter 11
Debtor.	)
)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM January 21, 2011  TO January 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

16801 West 116th Street Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
Initial Filing Requirements
Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING January 21, 2011 AND ENDING January 31, 2011

Name of Debtor: ICOP Digital, Inc.                                                                     Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011

	CURRENT MONTH	CUMULATIVE PETITION TO DATE

1. FUNDS AT BEGINNING OF PERIOD	$24,201.83 (a)	$24,201.83 (b)
2. RECEIPTS:
A. Cash Sales
Minus: Cash Refunds	(-)
Net Cash Sales
B. Accounts Receivable	181,174.33
C. Other Receipts (See MOR-3)	3.42
(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	3.42
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$205,379.58

5. DISBURSEMENTS
A. Advertising
B. Bank Charges	64.73
C. Contract Labor	26,914.85
D. Fixed Asset Payments (not incl. in “N”)
E. Insurance
F. Inventory Payments (See Attach. 2)
G. Leases
H. Manufacturing Supplies
I. Office Supplies	44.00
J. Payroll - Net (See Attachment 4B)
K. Professional Fees (Accounting & Legal)
L. Rent	21,403.01
M. Repairs & Maintenance
N. Secured Creditor Payments (See Attach. 2)	181,174.33
O. Taxes Paid - Payroll (See Attachment 4C)
P. Taxes Paid - Sales & Use (See Attachment 4C)
Q. Taxes Paid - Other (See Attachment 4C)
R. Telephone	1,289.06
S. Travel & Entertainment
Y. U.S. Trustee Quarterly Fees
U. Utilities	55.97
V. Vehicle Expenses
W. Other Operating Expenses (See MOR-3)	895.14
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)
7. ENDING BALANCE (Line 4 Minus Line 6)	$ 231,841.09(c)	$ (26,461.51) (c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This day of , 2011.
By: David C. Owen, Chairman/CEO
(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date

TOTAL OTHER RECEIPTS

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.
                       Cumulative
Description                                                      Current Month                                               Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: ICOP Digital, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning January 21, 2011	Period ending January 31, 2011

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 582,961.44 (a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$ 181,174.33 (b)
PLUS/MINUS: Adjustments or Writeoffs	$ *
End of Month Balance	$ 401,787.11(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

$ 103,625.47	$ 124,458.46	$ 59,261.10	$ 114,442.08	$ 401,787.11 (c)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
     Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: ICOP Digital, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning January 21, 2011	Period ending January 31, 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
See Attached

TOTAL AMOUNT				(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ (a)
PLUS: New Indebtedness Incurred This Month	$ 4,544.52
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 4,544.52(c)

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/ Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
First Growth Capital		181,174.33

TOTAL		181,174.33(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: ICOP Digital, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning January 21, 2011	Period ending January 31, 2011

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 2,199,337.94 (a)
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Inventory on Hand at End of Month	$ 2,199,337.94

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total Inventory

%	100.00%	%	%	=	100%*

* Aging Percentages must equal 100%.
☐  Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  $              1.219.241.95(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$ 1,219,241.95 (a)(b)
MINUS: Depreciation Expense	$ 11,591.20
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Ending Monthly Balance	$ 1,207,650.75

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
    Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: ICOP Digital, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning January 21, 2011	Period ending January 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe        BRANCH:

ACCOUNT NAME:                  Operating Account               ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement	$ 10,329.81
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 48,772.47 *
Minus Service Charges	$
Ending Balance per Check Register	$ (38,442.66) **(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation: 5 Checks for a total of $48,317.86 written on January 31, 2011, were to be mailed upon the receipt of the DIP loan payment of $104,803.01 February 2, 2011.

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                         Case Number:

Reporting Period beginning                                     Period ending

NAME OF BANK:                                                     BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

                                       CHECK
DATE                                          NUMBER                         PAYEE                                          PURPOSE                                                      AMOUNT

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: ICOP Digital, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning January 21, 2011	Period ending January 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement	$659.48
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ 659.48**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this Account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                                                    Case Number:

Reporting Period beginning                                                 Period ending

NAME OF BANK:                                                                 BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                           PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

          CHECK
DATE             NUMBER                              PAYEE                                          PURPOSE                                                                   AMOUNT

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: ICOP Digital, Inc.          Case Number:  11-20140-11-rdb

Reporting Period beginning    January 21, 2011            Period ending January 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:                                                                                      BRANCH:

ACCOUNT NAME:                                                                                    ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Oustanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by
  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
    “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                 Case Number:

Reporting Period beginning                             Period ending

NAME OF BANK:                                             BRANCH:

ACCOUNT NAME:                                           ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.

          CHECK
DATE             NUMBER                            PAYEE                                      PURPOSE                                                      AMOUNT

TOTAL	(d)

                                                      SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable
           Current

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value

TOTAL	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

(Column 2)	(Column 3)	(Column 4)
Maximum Amount of Petty Difference between
Location of	Amount of Cash	Cash On Hand	(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month	(Column 3)

TOTAL	$ (b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $               (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: ICOP Digital, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning January 21, 2011	Period ending January 31, 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period

TOTAL			$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: ICOP Digital, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning January 21, 2011	Period ending January 31, 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Dave C. Owen	CEO	Bankruptcy – consulting	$ 10,000
Laura Owen	COO	Bankruptcy – consulting	$ 10,000
Mickie Koslofsky	CFO	Bankruptcy – consulting	$ 5,400

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due

CBIZ Insurance, Kathy Beamis, 913-234-1918

Travelers Property		TT06303657	General Liab	1/1/2012	1/1/2011
Travelers Indemnity		BA3885P20611TEC	Auto Liab	1/1/2012	1/1/2011
Travelers Property		TT06303658	Umbrella Liab	1/1/2012	1/1/2011
Standard Fire Ins Co		HCUB3751P66A11	Work Comp	1/1/2012	1/1/2011
Chartis		01-146-63-00	D&O	6 year tail

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

NONE

The Debtor anticipates filing a Plan of Liquidation and Disclosure Statement as soon as possible after liquidation of the assets.

MOR-17

8:17AM
02/20/11
Accrual Basis

ICOP DIGITAL, INC.
Balance Sheet
As of January 20, 2011

Jan 20, 2011
ASSETS
Current Assets
Checking/Savings
Cash Accounts	24,201.83
Foreign Cash Accounts	0.00
Total Checking/Savings	24,201.83

Accounts Receivable
Accounts Receivable	582,961.44
Total Accounts Receivable	582,961.44

Other Current Assets
Inventory	2,199,337.94
Prepaid Expenses	89,355.60
Other Current Assets	771,214.08

Total Other Current Assets	3,059,907.62

Total Current Assets	3,667,070.89

Fixed Assets
Property Plant & Equipment, Net	1,219,241.95
Total Fixed Assets	1,219,241.95

Other Assets
Long Term Assets	144,775.37
Total Other Assets	144,775.37

TOTAL ASSETS	5,031,088.21

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	1,188,167.52
Total Accounts Payable	1,188,167.52

Other Current Liabilities
Accrued Liabilities	355,739.65
Notes Payable	494,984.97
Due to Factor	142,246.33
Unearned Revenue	586,349.23
Total Other Current Liabilities	1,579,320.18

Total Current Liabilities	2,767,487.70
Total Liabilities	2,767,487.70
Equity
Shareholders' Equity - CS	38,804,946.17
Other Comprehensive Income	3,465.15
0-32000 Retained Deficit	(36,489,308.71)
Net Income	(55,502.10)
Total Equity	2,263,600.51

TOTAL LIABILITIES & EQUITY	5,031,088.21

MOR-18

6:30 AM 02/20/11 Accrual Basis	ICOP DIGITAL, INC. Balance Sheet As of January 31, 2011
ASSETS
Current Assets
Checking/Savings		Jan 31, 2011
Cash Accounts
0-10000 • Bank of Blue Valley (7650)		9,108.52
0-10030 • FNB FLEX ACCT. 017-823-3		238.92
0-10070 • FNB Olathe Checking 013-960-2		(38,442.66)
0-10080 • FNB Payroll Acct. 014-952-7		659.48
0-10085 • FNB - ESPP 020-072-7		1,974.23
Total Cash Accounts		(26,461.51)

Foreign Cash Accounts
0-10200 • YEN Bank of America 11407006		(3,465.15)
0-10210 • Yen Currency Fluctuation		3,465.15
Total Foreign Cash Accounts		0.00

Total Checking/Savings		(26,461.51)
Accounts Receivable
Accounts Receivable
0-11000 • Accounts Receivable - Trade		478,524.04
0-11010 • Accounts Receivable - Dealers		23,719.75
0-11100 • Allowance for Doubtful Accounts		(100,456.68)
Total Accounts Receivable		401,787.11

Total Accounts Receivable		401,787.11

Other Current Assets
Inventory
0-12000 • Inventory		2,199,083.28
0-12200 • WIP WC-2000		254.66
		2,199,337.94
Total Inventory
Prepaid Expenses
0-13000 • Prepaid Expenses		52,537.82
0-13010 • Prepaid Insurance		36,817.78
Total Prepaid Expenses		89,355.60

Other Current Assets
0-14000 • Deposits		608,515.44
0-14110 • Employee Benefits - FLEX WH		(1,100.75)
0-14120 • Employee Benefits - Guardian		866.56
0-14130 • Employee Benefits - UHC		149.74
0-14140 • Employee Benefits - Aflac		75.21
0-14200 • Other Assets-Inventory for Part		162,282.39

Total Other Current Assets		770,788.59

Total Other Current Assets		3,059,482.13

Total Current Assets		3,434,807.73

Fixed Assets
Property Plant & Equipment, Net
Property Plant and Equipment
0-15200 • Equipment		966,484.70
0-15300 • Vehicles		214,341.43
0-15400 • Furniture & Fixtures		284,661.90
0-15500 • Land		1,000,259.41
0-15600 • Leasehold Improvements		207,659.51
0-15700 • Other		199,566.25
Total Property Plant and Equipment		2,872,973.20
Accumulated Depreciation
0-16000 • Accum Depreciation		(1,665,322.45)
Total Accumulated Depreciation		(1,665,322.45)

MORE-19

5:29 AM 02/20/11 Accrual Basis	ICOP DIGITAL, INC. Balance Sheet As of January 31, 2011
		Jan 31, 11
Total Property Plant & Equipment, Net		1,207,650.75
Total Fixed Assets		1,207,650.75
Other Assets
Long Term Assets
0-18000 • Deferred patent costs		102,275.37
0-18010 • RVFD Fire Education,LLC		25,000.00
0-18100 • Security Deposit on Lease		17,500.00
Total Long Term Assets		144,775.37

Total Other Assets		144,775.37

TOTAL ASSETS		4,787,233.85

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 • Accounts Payable		1,183,231.11
0-20100 • Accounts Payable - Chpt 11		4,544.52
Total Accounts Payable		1,187,775.63

Total Accounts Payable		1,187,775.63
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 • Accrued Expenses - Other		52,257.40
0-21010 • Accrued Property Taxes		26,686.29
0-21020 • Accrued Sales Tax		3,366.29

Total Accrued Expenses		82,309.98

Accrued Payroll
0-21100 • Accrued Vacation pay		213,262.78
0-21120 • Accrued Commissions		20,002.00
0-21130 • Accrued Payroll		37,891.81
Total Accrued Payroll		271,156.59

Accrued Benefits
0-21410 • ESPP Withheld		2,273.08
Total Accrued Benefits		2,273.08

Total Accrued Liabilities		355,739.65

Notes Payable
0-22000 • N/P - Bank of Blue Valley		479,984.97
0-22020 • Short - term note payable		15,000.00
Total Notes Payable		494,984.97

Due to Factor
0-22100 • FGC Purchasing Agreement		37,156.71
Total Due to Factor		37,156.71

Unearned Revenue
0-23500 • Deferred Warranty Revenue - Mod		586,349.23
Total Unearned Revenue		586,349.23

Total Other Current Liabilities		1,474,230.56

Total Current Liabilities		2,662,006.19

Total Liabilities		2,662,006.19
Equity

MOR-20

5:29 AM	ICOP DIGITAL, INC.
	Balance Sheet
02/20/11	As of January 31, 2011
Accrual Basis
		Jan 31, 11
Shareholders' Equity - CS
0-30000 • Bridge Warrant 2005		164,991.75
0-30010 • Stock Option Proceeds		52,650.00
0-30020 • Public Warrant Proceeds		769,171.09
0-30040 • Common Stock		36,343,227.14
0-30050 • Common Stock Restricted		1,560,000.00
0-30060 • Options Outstanding		2,076,270.47
0-30065 • Warrants		88,660.94
0-30070 • Offering Costs		(2,250,025.22)
Total Shareholders' Equity - CS		38,804,946.17
Other Comprehensive Income
0-31000 • Deferred currency exchange		3,465.15
Total Other Comprehensive Income		3,465.15
0-32000 • Retained Deficit		(36,489,308.71)
Net Income		(193,874.95)
Total Equity		2,125,227.66
TOTAL LIABILITIES & EQUITY		4,787,233

MOR-21

5:30 AM	ICOP DIGITAL, INC.
02/20/11	Profit & Loss
Accrual Basis	January 21 - 31, 2011
		Jan 21-31, 11
Ordinary Income/Expense
Expense
0-60300 • Depreciation & Amortization
2-60310 • Depreciation		11,591.20
Total 0-60300 • Depreciation & Amortization		11,591.20
0-60400 • Professional & Contract Service
0-60410 Consulting
2-60410 • Consulting - Admin		26,914.85
Total 0-60410 • Consulting		26,914.85
Legal Fees
2-60430 • Legal Expense		2,570.00
Total Legal Fees		2,570.00
0-60440 • Publically Held Entity Fees
9-60440 • Publically Held Entity Fees-IR		440.52
Total 0-60440 • Publically Held Entity Fees		440.52
0-60470 • Outside Services
2-60470 • Outside Services - Admin		1,078.58
Total 0-60470 • Outside Services		1,078.58
Total 0-60400 • Professional & Contract Service		31,003.95
0-60500 • Facilities & Maintenance Costs
2-60550 • Rent Building		21,403.01
Total 0-60500 • Facilities & Maintenance Costs		21,403.01
0-60800 • Telecommunications
6-60830 • Telephone Expense		92.70
Total 0-60800 • Telecommunications		92.70
0-61600 • Office Supplies and Expenses
0-61620 • Office Supplies
2-61620 • Office Supplies - Admin		44.00
0-61630 • Printing/Copying
2-61630 • Printing/Copying - Admin		156.95
Total 0-61630 • Printing/Copying		156.95
Total 0-61600 • Office Supplies and Expenses		200.95
0-62100 • Bank and Loan Charges
2-62110 • Bank Charges		77.63
2-62120 • Loan Charges		57,043.93
Total 0-62100 • Bank and Loan Charges		57,121.56
0-62200 • Delivery & Freight Services
0-62220 • Shipping & Freight
2-62220 • Shipping & Freight - Admin		17.84
Total 0-62220 • Shipping & Freight		17.84
0-99999 • Clearing Account		0.00
Total Expense		121,431.21
Net Ordinary Income		(121,431.21)
Other Income/Expense
Other Expense
0-75000 • Interest Expense
2-75010 • FGC Loan Interest		16,941.64

MOR-22

ICOP DIGITAL, INC.
Profit & Loss
January 21 - 31, 2011

Jan 21 - 31, 11
Total 0-75000 Interest Expense	16,941.64
Total Other Expense	16,941.64
Net Other Income	(16,941.64)
Net Income	(138,372.85)

MOR-23

12:26 PM 02/19/11				ICOP DIGITAL, INC. A/R Aging Summary As of January 31, 2011
	Current	1-30	31.60	61 - 90	> 90	TOTAL
902 CONS/LGCB -FA3089	0.00	0.00	0.00	0.00	650.00	650.00
AB Mobile Corn	0.00	0.00	0.00	0.00	4,519.80	4,519.80 Dealer
Aberdeen Township Police Department	0.00	0.00	0.00	4,482.80	0.00	4,482.80
Accounts Receivable Entry	0.00	0.00	0.00	0.00	0.00	0.00
Advanced Radio Communications	omo	aoo	0.00	84.35	27.42	111.77 Expect pmt
Alaska Safety	0.00	-85.13	0.00	0.00	-273.00	-358.13
All-Pro Safety Supply & Installations, In	0.00	0.00	0.00	0.00	612.97	612.97 Expect pmt
Andrews Police Department	0m0	0.00	0.00	0.00	-192.50	-192.50
Appleton Police Department	0.00	0.00	0.60	0.00	0.00	0.60
Arkansas City Police Department	0.00	-126.00	0.00	0.00	-750.00	-876.00
B-K Electric, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
B & C Communications	0.00	0.00	0.00	0.00	4,100.55	4,100.55 Dealer
B&G Electronics Jacksonville PD, NC	0.00	144.35	-144.35	0.00	0.00	0.00
Total B&G Electronics	0.00	144.35	-144.35	0.00	0.00	0.00
B&L Comm., Inc.
Greensburg Polier Dept-IN	0.00	0.00	0.00	0.00	6,062.23	6,062.23 Expect pmt
B&L Comm., Inc. - Other	0.00	0.00	0.00	183.00	55.89	238.89 Expect pmt
Total B&L Comm., Inc.	0.00	0.00	0.00	183.00	6,118.12	6,301.12
Banks County Sheriff's Office	0.00	0.00	0.00	0.00	4,755.78	4,755.78 Expect pmt
Belleville Police Department	0.00	0.00	-854.00	0.00	0.00	-854.00
Beltronics, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Blytheville Police Department	0.00	0.00	0.00	0.00	-42.37	-42.37
Bob Caldwell CJD Oakwood Public Safety	0.00	0.00	9,991.65	0.00	0.00	9,991.65
Total Bob Caldwell CJD	0.00	0.00	9,991.65	0.00	0.00	9,991.65
Borough of Woodbury Heights Police Depart	0.00	0.00	0.00	36,248.14	0.00	36,248.14
Brownwood Police	0.00	0.00	0.00	0.00	-286.63	-286.63
Cartersville Police Department	0.00	0.00	0.00	0.00	-300.00	-300.00
Cedar Rapids Police Department	0.00	0.00	105.50	0.00	0.00	105.50
Charleston Light & Siren Emergency
Moncks Corner PD - SC	0.00	0.00	0.00	0.00	17,166.60	17,166.60
Charleston Light & Siren Emergency - Other	0.00	0.00	63.00	0.00	1,238.12	1,301.12
Total Charleston Light & Siren Emergency	0.00	0.00	63.00	0.00	18,404.72	18,467.72 Attempt to setup monthly pmts
Chattahoochee Hill Country	0.00	512.65	0.00	0.00	0.00	512.65
CNY Public Safety Supply Inc	0.00	0.00	0.00	0.00	398.78	398.78 Expect pmt
Communications & Emergency Products, Inc.	0.00	0.00	483.63	578.24	0.00	1,061.87
Complete Emergency Vehicles Northeastern State University - OK	0.00	0.00	0.00	0.00	9,773.36	9,773.36
Total Complete Emergency Vehicles	0.00	0.00	0.00	0.00	9,773.36	9,773.36
ComputerShare, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Connect Wireless Solutions	0.00	0.00	0.00	0.00	0.00	0.00
Custom Command Vehicles	0.00	0.00	0.00	0.00	43,263.86	43,263.86 Write off
Dana Safety Supply

MORE-24

12:26 PM 02/19/11				ICOP DIGITAL, INC. AIR Aging Summary As of January 31, 2011
	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Oviedo PD - FL	aoo	0.00	0.00	0.00	226.00	226.00
Union County Sheriff, FL	0.00	95.78	0.00	0.00	0.00	95.78
Dana Safety Supply - Other	0.00	1,514.45	0.00	0.00	475.76	1,990.21
Total Dana Safety Supply	0.00	1,610.23	0.00	0.00	701.76	2,311.99 Expect pmt
Demarest Police Department	0.00	0.00	0.00	63.00	0.00	63.00
Developed Dimension Information Technolog	0.00	0.00	0.00	0.00	23.00	23.00 Write Off
Diboll Police Department	0.00	0.00	0.00	0.00	-50.00	-50.00
Dorchester County Sheriffs Office	0.00	0.00	0.00	0.00	-112.72	-112.72
Dover Police Department	0.00	0.00	0.00	0.00	-632.90	-632.90
DSC Communications
Superior Police Department	0.00	0.00	0.00	0.00	12.75	12.75 Write Off
DSC Communications-Other	0.00	10,177.82	0.00	0.00	0.00	10,177.82
Total DSC Communications	0.00	10,177.82	0.00	0.00	12.75	10,190.57
Dunne Communications, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Dunnellon Police Department	0.00	4,791.62	0.00	0.00	0.00	4,791.62
Durango Police Department	0.00	0.00	0.00	0.00	5,920.00	5,920.00
East Providence Police Department	0.00	0.00	0.00	0.00	-300.00	-300.00
Eastchester Police Dept	0.00	0.00	0.00	0.00	-170.00	-170.00
Ellensburg Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Empire Energy Corporation	0.00	0.00	0.00	888.88	-888.88	0.00
ERS	0.00	0.00	0.00	0.00	7,731.92	7,731.92 Expect pmt
Extreme 911 Bureau of Land Mgmt - Las Vegas, NV	0.00	0.00	0.00	0.00	412.58	412.58
Total Extreme 911	0.00	0.00	0.00	0.00	412.58	412.58
Falls Church Police Department	0.00	0.00	0.00	0.00	515.00	515.00 Expect pmt
Fayette County Sheriffs Office	0.00	0.00	0.00	0.00	-836.36	-836.36
Fleet Auto Supply
Trumbull PD - CT	0.00	0.00	15,329.25	10,121.41	0.00	25,450.66
Fleet Auto Supply - Other	0.00	0.00	0.00	0.00	0.00	0.00
Total Fleet Auto Supply	0.00	0.00	15,329.25	10,121.41	0.00	25,450.66
Fleet Safety	0.00	0.00	0.00	0.00	118.20	118.20 Pd - check had no signature
Forest Park Police Department (GA)	0.00	0.00	0.00	0.00	-1,234.95	-1,234.95
Fort Dodge Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Franklin County Sheriffs Office (OH)	0.00	0.00	0.00	0.00	34.65	34.65 Expect pmt
Fremont County Sheriffs Office	0.00	0.00	0.00	0.00	-1,674.80	-1,674.80
Fruitland Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Hamilton Provost Marshall Office	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Polk Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Gaithersburg Police Department	0.00	0.00	0.00	0.00	-30.00	-30.00
Garden City Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
General Ledger Entry - AR	0.00	0.00	25,041.77	0.00	0.00	25,041.77
Georgetown Police Department	0.00	0.00	0.00	0.00	39.98	39.98 Expect pmt
Gillespie County Sheriffs Dept	0.00	0.00	0.00	0.00	57.50	57.50 Expect pmt
Glen Canyon NRA	0.00	0.00	0.00	0.00	340.03	340.03 Expect pmt
Golden Gate NRA	0.00	0.00	0.00	0.00	0.00	0.00

MORE-25

12:26 PM 02/19/11				ICOP DIGITAL, INC. AIR Aging Summary As of January 31, 2011
	Current	1-30	31 - 60	61 - 90	> 90	TOTAL
Goodhue County Sheriff's Office	0.00	0.00	0.00	0.00	-100.00	-100.00
Grants Pass Police Dept	0.00	0.00	0.00	0.00	-30.00	-30.00
Granville Police Dept	0.00	0.00	0.00	0.00	-312.58	-312.58
Graybill Communications	0.00	190.50	0.00	0.00	0.00	190.50
Green River Police Department	0.00	0.00	0.00	0.00	-260.00	-260.00
Guernsey County Sheriff	0.00	0.00	502.25	0.00	0.00	502.25
Habersham County Sheriff's Office	0.00	0.00	0.00	-500.00	0.00	-500.00
Hammond Police Department	0.00	6,415.00	61,936.14	0.00	0.00	68,351.14
Hapeville Police Department	0.00	0.00	0.00	0.00	-600.00	-600.00
Harper Woods Police Department	0.00	0.00	0.00	0.00	-35.00	-35.00
Hawthorn Woods Police Department	0.00	4,849.83	0.00	0.00	0.00	4,849.83
Flays County Sheriff's Office-	0.00	14,250.60	0.00	0.00	0.00	14,250.60
Haywood County Sheriff's Office	0.00	0.00	0.00	0.00	-78.22	-78.22
Hendersonville Police Department	0.00	0.00	63.00	-48.00	0.00	15.00
Herculaneum Police Department	0.00	0.00	0.00	0.00	-240.00	-240.00
HES, Inc. (c)	0.00	0.00	0.00	0.00	0.00	0.00
Highlands Police Department	0.00	-90.00	0.00	0.00	0.00	-90.00
Hodgkins Police Department	0.00	0.00	0.00	0.00	-50.00	-50.00
Holcomb Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Homewood Police Department-AL	0.00	0.00	0.00	0.00	285.00	285.00 Expect pmt
Industrial Communiations Sales 8 Services	0.00	0.00	0.00	0.00	0.00	0.00
Industrial Communications-MT Yellowstone County SO - MT	0.00	0.00	0.00	0.00	385.70	385.70 Expect pmt
Total Industrial Communications-MT	0.00	0.00	0.00	0.00	385.70	385.70
Integrated Communications	0.00	0.00	0.00	0.00	4,519.80	4,519.80 Dealer
Iredell County Sheriff's Office	0.00	0.00	0.00	0.00	-930.55	-930.55
J 8 S Communications LLC	0.00	0.00	0.00	0.00	4,931.80	4,931.80 Dealer
Jasper Police Department	0.00	0.00	0.00	0.00	-50.00	-50.00
Jefferson County AR SO	0.00	-50.00	810.66	0.00	0.00	760.66
Kalamazoo County Sheriff's Department	0.00	203.58	0.00	0.00	-50.00	153.58
Ketchum Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Key West Police Department	0.00	0.00	260.50	0.00	-63.00	197.50
Kingsland Police Department	0.00	0.00	0.00	0.00	-908.65	-908.65
Lafayette County Sheriffs Department	0.00	100.81	0.00	0.00	0.00	100.81
Lake Mead NRA	0.00	0.00	0.00	-87.00	0.00	-87.00
Lake Winnebago Police Department	0.00	0.00	0.00	0.00	-72.29	-72.29
Lansing Police Department	0.00	0.00	0.00	0.00	-207.58	-207.58
Laprade Government Sales
Lumpkin County Sheriff Office	0.00	0.00	0.00	0.00	48.82	48.82
Laprade Government Sales - Other	0.00	29.56	164.86	0.00	12,797.19	12,991.61
Total Laprade Government Sales	0.00	29.56	164.86	0.00	12,846.01	13,040.43 Were making montly pmts
Laurel Police Department	0.00	5,085.00	0.00	0.00	0.00	5,085.00
Lee County Sheriff - MS	0.00	705.00	0.00	0.00	0.00	705.00
Lincoln County Sheriff's Office	0.00	0.00	0.00	0.00	-1,741.15	-1,741.15
Linden Police Department	0.00	0.00	0.00	0.00	108.12	108.12
Livonia Police Department	0.00	0.00	0.00	0.00	-462.11	-462.11
Lower Merton Twp Police Dept	0.00	0.00	0.00	0.00	-31.00	-31.00

MORE-26

12:26 PM 02/19/11				ICOP DIGITAL, INC. AIR Aging Summary As of January 31, 2011
	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Lusk Police Department	0.00	5,642.99	0.00	0.00	0.00	5,642.99
Lyon County Sheriffs Office	0.00	0.00	0.00	0.00	-100.00	-100.00
Macon County Sheriff's Dept.	0.00	0.00	0.00	0.00	-23.94	-23.94
Mammoth Cave NO NPS	0.00	472.78	0.00	0.00	0.00	472.78
Marion Police Department	0.00	0.00	0.00	63.00	-50.00	13.00
Marshfield Police Department	0.00	4,881.58	0.00	0.00	-1,005.49	3,876.09
Matsu Emergency Safety and Supply	0.00	577.28	0.00	0.00	0.00	577.28
Mercer Island Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Milton Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Minnestoa Sheriffs Association	0.00	0.00	0.00	0.00	0.01	0.01
Mitchell Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Mobile Police Department	0.00	0.00	0.00	0.00	2,668.30	2,668.30 Expect pmt
Moncks Corner Police Department	0.00	0.00	0.00	0.00	4,549.49	4,549.49 Expect pmt
Monroe Police Department	0.00	30.00	0.00	0.00	0.00	30.00
Morton County Sheriffs Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Nacogdoches County Sheriffs Office	0.00	1,350.00	0.00	0.00	0.00	1,350.00
Nalcom Wireless, Inc.
Nacogdoches County SO - TX	0.00	0.00	0.00	221.78	0.00	221.78
Nalcom Wireless, Inc. - Other	0.00	0.00	0.00	0.00	-221.78	-221.78
Total Nalcom Wireless, Inc.	0.00	0.00	0.00	221.78	-221.78	0.00
Natchez Trace Parkway NPS	0.00	0.00	0.00	0.00	-200.00	-200.00
New Merle Police Department	0.00	0.00	0.00	63.00	-100.00	-37.00
Northfield Police Department	0.00	0.00	5,750.00	0.00	51,872.88	57,622.88 Expect pmt
Northwestern State University	0.00	0.00	0.00	0.00	-100.00	-100.00
Nye County Sheriffs Department	0.00	0.00	63.00	0.00	0.00	63.00
NYPD Highway Patrol	0.00	0.00	3,887.16	0.00	518.23	4,405.39 Expect pmt
NYPD HWY PATROL UNIT 5	0.00	0.00	0.00	0.00	280.00	280.00 Expect pmt
Olmos Park Police Department	0.00	0.00	0.00	6,562.50	-200.00	6,362.50
Osceola County Sheriffs Office	0.00	0.00	0.00	0.00	-100.00	-100.00
OSP - Gold Beach	0.00	0.00	0.00	0.00	-48.00	-48.00
Ottawa Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Oviedo Police Department	0.00	0.00	0.00	0.00	-60.00	-60.00
Ozaukee County Sheriffs Department	0.00	-50.00	0.00	0.00	0.00	-50.00
Panama City Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Park Forest Police Department	0.00	0.00	0.00	0.00	-283.50	-283.50
Plainfield Police Dept	0.00	0.00	0.00	0.00	-100.00	-100.00
PMC Associates, Inc.	0.00	0.00	0.00	0.00	-1,860.00	-1,860.00
Powder Springs Police Department	0.00	0.00	0.00	0.00	50.00	50.00
Premier Vehicle Installation, Inc	0.00	0.00	0.00	0.00	-1,048.74	-1,048.74
Priority One Emergency	0.00	-0.09	0.09	0.00	0.00	0.00
Procom Corporation Alexandria City SO, VA	0.00	0.00	0.00	0.00	1,000.00	1,000.00
Total Procom Corporation	0.00	0.00	0.00	0.00	1,000.00	1,000.00
PSEI
Darlington County SO-SC	0.00	0.00	0.00	0.00	2,463.60	2,463.60
PSEI - Other	0.00	0.00	0.00	0.00	559.34	559.34
Total PSEI	0.00	0.00	0.00	0.00	3,022.94	3,022.94 Expect pmt

MORE-27

12:26 PM 02/19/11				ICOP DIGITAL, INC. A/R Aging Summary As of January 31, 2011
	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Radioland Inc.
Jeffersontown PD - KY	0.00	0.00	0.00	0.00	138.41	138.41
Radioland Inc. - Other	0.00	0.00	0.00	0.00	-138.41	-138.41
Total Radioland Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Randolph AFB - Fire	0.00	0.00	0.00	0.00	0.00	0.00
Raytheon-JPS Communications Inc.	0.00	420.00	0.00	0.00	0.00	420.00
RCS Wireless Technology	0.00	171.72	0.00	0.00	0.00	171.72
Red Lodge Police Department	0.00	924.05	0.00	0.00	0.00	924.05
REM Communications	0.00	0.00	0.00	0.00	716.00	716.00 Expect pmt
Reserve for losses	0.00	0.00	0.00	0.00	-100,456.68	-100456.68
RF Marketing Sales	0.00	0.00	0.00	0.00	0.00	0.00
Rocky Boy Tribal Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Roselle Park Police Department	0.00	180.00	0.00	0.00	0.00	180.00
Saint Peter Police Department	0.00	0.00	0.00	0.00	13.75	13.75 Expect pmt
Saukville Police Department	0.00	0.00	0.00	0.00	-63.00	-63.00
Shipman Communications	0.00	0.00	0.00	0.00	4,931.80	4,931.80
South Haven Police Dept	0.00	0.00	0.00	0.00	-100.00	-100.00
South Portland Police Department	0.00	0.00	0.00	0.00	7,150.00	7,150.00
South Rockwood Police Dept	0.00	0.00	0.00	0.00	-415.00	-415.00
State of Alaska Department of Transportat	0.00	85.13	0.00	0.00	0.00	85.13
Stratford Police Department	0.00	39,321.64	0.00	0.00	0.00	39,321.64
Sumter County Sheriffs Office	0.00	222.34	0.00	0.00	0.00	222.34
Sweetwater Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Telecomunicaciones y Servicios del Norte	0.00	0.00	0.00	0.00	28,401.29	28,401.29 Write Off
Tieton Police Department	0.00	0.00	0.00	0.00	-64.45	-64.45
Tinton Falls Police Department	0.00	0.00	222.63	0.00	0.00	222.63
Titusville Police Department	0.00	409.50	0.00	0.00	0.00	409.50
Tulelake Police Department	0.00	0.00	0.00	0.00	66.96	66.96 Expect pmt
Ukiah Police Department	0.00	0.00	0.00	0.00	5,447.74	5,447.74 Write off
University of Kentucky	0.00	0.00	0.00	0.00	-3,600.00	-3,600.00
University of Texas San Antonio	0.00	0.00	0.00	0.00	-268.05	-268.05
University of Wyoming	0.00	0.00	0.00	0.00	-568.67	-568.67
University Park Police Dept	0.00	0.00	0.00	0.00	-100.00	-100.00
Vemonia Police Department	0.00	0.00	0.00	0.00	-90.03	-90.03
Veterans Affairs Hospital Police Dept	0.00	0.00	0.00	0.00	98.08	98.08 Expect pmt
Wabasha County Sheriffs Dept	0.00	0.00	0.00	0.00	242.45	242.45 Expect pmt
Wabaunsee County Sheriffs Office	0.00	0.00	0.00	0.00	245.28	245.28 Expect pmt
Warr Acres Police Department	0.00	0.00	600.00	0.00	0.00	600.00
Watec, Inc.	0.00	0.00	0.00	0.00	15.00	15.00 Expect pmt
Wellington Police Department	0.00	0.00	0.00	0.00	100.00	100.00 Expect pmt
West Chester Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
West Jordan Police Department	0.00	0.00	0.00	0.00	100.00	100.00
Western Carolina Communication Systems	0.00	0.00	181.12	0.00	58.89	240.01 Expect pmt
Westminster Police Department	0.00	0.00	0.00	0.00	-400.00	-400.00
White Settlement Police Department	0.00	0.00	0.00	0.00	-100.00	-100.00
Wichita State University Police	0.00	0.00	0.00	0.00	-400.00	-400.00
William & Mary Police	0.00	0.00	0.00	0.00	-100.00	-100.00

MORE-28

12:26 PM 02/19/11				ICOP DIGITAL, INC. AIR Aging Summary As of January 31, 2011
	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Winder Police Department	0.00	0.00	0.00	0.00	-700.00	-700.00
Wireless Advanced Communications Converse County	0.00	225.00	0.00	0.00	0.00	225.00
Total Wireless Advanced Communications	0.00	225.00	0.00	0.00	0.00	225.00
Wireless Plus	0.00	46.13	0.00	0.00	0.00	46.13
Wyandotte County Sheriff's Office	0.00	0.00	0.00	0.00	-274.10	-274.10
Wyoming Department of Transportation	0.00	0.00	0.00	0.00	-100.00	-100.00
Wyoming Highway Patrol	0.00	0.00	0.00	336.00	0.00	336.00
Yerington Police	0.00	0.00	0.00	0.00	-617.50	-617.50
Yosemite National Park	0.00	0.00	0.00	0.00	100.00	100.00 Expect pmt
Zion Police Department	0.00	0.00	0.00	0.00	100.00	100.00 Expect pmt
TOTAL	0.00	103,625.47	124,458.46	59,261.10	114,442.08	401,787.11

MORE-29

12:55 PM
02/19/11
ICOP DIGITAL, INC. AP
Aging Detail
As of January 31, 2011

	Type	Date	Num	Name	Due Date	Aging	Open Balance
Current
	Bill	01/01/2011	675859	Marketwire Inc.	01/31/2011		400.00
	Bill	01/03/2011	675973	Marketwire Inc.	02/02/2011		205.25
	Bill	01/24/2011	AR421527	Unisource Document Products	02/03/2011		156.95
	Bill	01/20/2011	7-367-07273	FEDEX	02/04/2011		10.00
	Bill	01/07/2011	677595	Marketwire Inc.	02/06/2011		250.25
	Bill	01/27/2011	7-374-90684	FEDEX	02/11/2011		17.84
	Bill	01/13/2011	US_CSSI351235	Computershare Inc.	02/12/2011		925.00
	Bill	01/13/2011	679872	Marketwire Inc.	02/12/2011		182.75
	Bill	01/23/2011	Jan Stmt	AT&T	02/12/2011		92.70
	Bill	01/18/2011	680694	Marketwire Inc.	02/17/2011		147.05
	Bill	01/20/2011	682060	Marketwire Inc.	02/19/2011		178.25
	Bill	01/20/2011	03999340	TIME WARNER TELECOM	02/19/2011		1,213.46
	Bill	01/21/2011	682530	Marketwire Inc.	02/20/2011		490.00
	Bill	01/25/2011	683472	Marketwire Inc.	02/24/2011		182.75
Total Current							4,452.25
1 - 30
	Bill	01/22/2011	1150321057	AMERICAN EXPRESS	01/22/2011	9	12.90
	Bill	01/13/2011	7-359-07062	FEDEX	01/28/2011	3	36.46
	Bill	01/14/2011	5-856-92504	FEDEX	01/29/2011	2	42.91
Total 1 - 30							92.27
31 - 60
Total 31 - 60
61 - 90
Total 61 - 90
> 90
Total > 90
TOTAL							4,544.52

12:07 PM
02/19/11
Accrual Basis

ICOP DIGITAL, INC.
Transactions by Account

			As of January 31, 2011
Cash	Type Date	Num	Name	Memo	Clr	Split	Debit	Credit	Balance
	Accounts 0-10000 • Bank of Blue Valley (7650)								24,201.83 9,106.52
	General Journal01/31/2011	21264		Interest	.4	2-62120 . Loan Charges	2.00		9,108.52
	Total 0-10000 . Bank of Blue Valley (7650)						2.00		9,108.52
	0-10010 • Community America - Savings								11.00
	Transfer 01/24/2011			Funds Transfer		0-10070 - FNB Olathe Checking 013-960-2		11.00
	Total 0-10010 • Community America - Savings							11.00
	0-10020 • Community America - Checking								89.00
	Transfer 01/24/2011			Funds Transfer		0-10070. FNB Olathe Checking 013-960-2		89.00
	Total 0-10020 Community America - Checking							89.00
	0-10030 • FNB FLEX ACCT. 017-823-3								286.29
	General Journal01/28/2011	21258	Journal entry	Flex Spending		0-14110 • Employee Benefits - FLEX WH		47.37	238.92
	Total 0-10030 - FNB FLEX ACCT. 017-823-3							47.37	238.92
	0-10060 • Bank of America Checking (4823)								114.77
	Transfer 01/24/2011			Funds Transfer	.4	0-10070 FNB Olathe Checking 013-960-2		114.77
	Total 0-10060 - Bank of America Checking (4823)							114.77
	0-10070 • FNB Olathe Checking 013-960-2								11,554.71
	Bill Pmt – Check01/21/2011t		Sprint Data Svcs	Phone -.office	J	0-29000 - Accounts Payable •		1,126.22	10,428.49
	Bill Pmt – Check 1/22/2011t	9623	AT&T	Phone alarm •	d	0-26000- Accounts Payable		162.84	10,265.65
	Bill Pmt – Check01/22/2011-	9622	Johnson County Wastewater	Water •	4	0-20000 • Accounts Payable		12:68	10,252.97
	•Bill Pmt – Check 01/22/2011t	9621	Water District No. 1	Water	•,/	0-20000 :;.Accounts Payable		43.29'	10,209.68
	Check 01/22/2011	9620	USPS	stamps	4	2-61620. Office Supplies - Admin		44.00	10,165.68
	Transfer 01/24/2011			Funds Transfer	-4	0-10010 - Community America - Savings	11.00		10,176.68
	Transfer 01/24/2011			Funds Transfer		0-10020 • Community America - Checking	89.00		10,265.68
	Transfer 01/24/2011			Funds Transfer	-4	0-10060 • Bank of America Checking (4823)	114.77		10,380.45
	Check 01/24/2011		Broadridge Financial Solutions, Inc.			9-60440. Publically Held Entity Fees-IR		440.52	9,939.93
	Check 01/31/2011	9624	116 Renner Partners, LLC	Office Rent		2-60550 - Rent Building		21,403.01	(11,463.08)
	Check 01/31/2011	9625	Meritex, Inc.	Storage Rent	-4	2-60550 • Rent Building			(11,463.08)
	Check 01/31/2011	9626	Owen, David C. - Expenses	CEO - consulting		2-60410. Consulting - Admin		10,000.00	(21,463.08)
	Check 01/31/2011	9627	Owen, Laura - Expenses	COO - consulting		2-60410 - Consulting - Admin		10,000.00	(31,463.08)
	Check 01/31/2011	9629	Koslofsky, Mickie - Expenses	CFO - consulting		2-60410 • Consulting - Admin		5,400.00	(36,863.08)
	Check 01/31/2011	9628	FNB Olathe	HR/PR - consulting		2-60410 Consulting - Admin		1,514.85	(38,377.93)
	Check 01/31/2011		FNB Olathe		.1	2-62110 - Bank Charges		4.53	(38,382.46)
	General Journal01/31/2011	21263				2-62110 Bank Charges		60.20	(38,442.66)
	Total 0-10070 • FNB Olathe Checking 013-960-2						214.77	50,212.14	(38,442.66)
	0-10080 • FNB Payroll Acct. 014-952-7								1,065.31
	General Journal01/25/2011	21259	CBIZ	2010 W-2	4	2-60470 • Outside Services - Admin		407.25	658.06
	General Journal01/27/2011	21260	CBIZ	2010 W-2		2-60470 . Outside Services - Admin	1.42		659.48
	Total 0-10080 - FNB Payroll Acct. 014-952-7						1.42	407.25	659.48

ICOP DIGITAL, INC.
Transactions by Account

As of January 31, 2011
Type	Date	Num	Name	Memo	Clr	Split	Debit	Credit	Balance

0-10085 • FNB - ESPP 020-072-7			1,974.23
Total 0-10085 • FNB - ESPP 020-072-7			1,974.23
Total Cash Accounts	218.19	50,881.53	(26,461.51)
TOTAL	218.19	50,881.53	(26,461.51)

Mailing Address: P 0 Box 1500 Olathe, KS 66051 Main Office 913-782-3211 wwwinbolathe.com Customer Service 913-791-9111

***************AUTO**3-DIGIT 662
2317 0.7820 AT 0.357 9 1 259	PERIODIC STATEMENT
Date: Jan 31, 2011
ICOP DIGITAL INC	Period: Jan 01, 2011 to Jan 31, 2011 (31 Days )
16801 W 116TH ST
LENEXA KS 66219-9603

Did you know First National Bank of Olathe can process your Credit Card transactions at competitive pricing?
 We offer state of the art solutions: Smartphone apps, software, Internet, terminals. Interested? Call our in-house experts at 913-791-9103!

ACCOUNT #: DDA - 0139602                                                                OPERATING ACCOUNT

Icop Digital Inc

Enclosures: 12

Beginning Balance as of 01/01/11	6,845.36
Deposits & Other Credits	19,014.97
Charges & Fees	18.53
Checks & Other Debits	15,511.99
Average Balance	9,995.92
Ending Balance as of 01/31/11	10,329.81

Charges And Fees
2 Incoming Wire Fee		14.00
Commercial Service Charge		4.53
1 Maintenance Fee	10.00
9 Per Check Fee	1.35
3 Per Deposit Fee	0.45
6 ACH Debits	0.30
3 Deposit Item - Transit	0.30
1 Deposit Item - On-Us	0.10
Less Earnings Credit	7.97

Transaction Information
		Credit	Debit
Date Check#	Description	Amount	Amount

01/18	I/W SAFETY VISION L L C	1,002.07
01/18	I/W SAFETY VISION L L C	13,997.93

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

Mailing Address: P 0 Box 1500 Olathe, KS 66051 Main Office 913-782-3211 wwwinbolathe.com Customer Service 913-791-9111

Page: 2

PERIODIC STATEMENT
Account #: DDA-0139602	ICOP DIGITAL INC

Transaction Information (continued)

Date Check#	Description	Credit
			Debit
		Amount	Amount
01/18	Deposit	1,000.00
01/18	Tfr from XXX9527 Transfer
	Deposit ICOP Digital Inc	2,800.00
01/19	Deposit	0.20
01/24	Deposit	214.77
01/04	ACH Debit COLLECTION
	AMERICAN EXPRESS		7.95
01/18	Incoming Wire Fee		7.00
01/18	Incoming Wire Fee		7.00
01/20	ACH Debit telecm svc tw
	telecom		1,606.71
01/20	ACH Debit LIGHT BILL K.C.P.
	& L.		1,634.72
01/21	ACH Debit UTIL PYMT Atmos
	Energy CO-		460.78
01/24	ACH Debit ACH Paymen ICOP
	Digital In Sprint Data Srv;
	ICOP Digital Inc Acct#
	926641057;		1,126.22
01/31	ACH Debit Cash Mgr FNB
	Olathe		60.20
01/31	Commercial Service Charge		4.53

Check Information

Date	Check#		Amount	Date	Check#	Amount
01/26	9600		2,122.00	01/26	9620	44.00
01/06	9614	*	671.60	01/31	9621	43.29
01/19	9617	*	1,520.00	01/27	9622	12.68
01/21	9618		5,000.00	01/31	9623	162.84
01/24	9619		1,039.00

* Indicates a break in the Check number order.

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

Account #139602 - DDA Page 3 of 3 1/18/2011 0 $1,000.00 1/19/2001 0 $0.20 1/24/2011 0 $214.77 1/26/2011 9600 $2,122.00 1/6/2011 9614 $671.60 1/19/2011 9617 $1,520.00 1/21/2011 9618 $5,000.00 1/24/2011 9619 $1,039.00 1/26/2011 9620 $44.00 1/31/2011 9621 $43.29 1/27/2011 9622 $12.68 1/31/2011 9623 $162.84

4:05 PM	ICOP DIGITAL, INC.
02/06/11	Reconciliation Detail
0-10070 • FNB Olathe Checking 013-960-2, Period Ending 01/31/2011

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance				6,845.36
Cleared Transactions
Checks and Payments - 17 items
Bill Pmt -Check 11/12/2010 9600	EVANS & MULLINI...	X	-2,122.00	-2,122.00
Bill Pmt -Check 12/30/2010 9614	Aflac	X	-671.60	-2,793.60
General Journal 1/4/2011 21261		X	-7.95	-2,801.55
Check 1/16/2011 9617	FNB Olathe	X	-1,520.00	-4,321.55
General Journal 1/18/2011 21262		X	-14.00	-4,335.55
Check 1/19/2011 9618	EVANS & MULLINI...	X	-5,000.00	-9,335.55
Bill Pmt -Check 1/19/2011 Debit	Kansas City Power ...	X	-1,634.72	-10,970.27
Bill Pmt -Check 1/19/2011 Debit	TIME WARNER TE...	X	-1,606.71	-12,576.98
Check 1/19/2011 9619	EVANS & MULLINI...	X	-1,039.00	-13,615.98
Bill Pmt -Check 1/19/2011 Debit	ATMOS ENERGY	X	-460.78	-14,076.76
Bill Pmt -Check 1/21/2011 ACH	Sprint Data Svcs	X	-1,126.22	-15,202.98
Bill Pmt -Check 1/22/2011 9623	AT&T	X	-162.84	-15,365.82
Check 1/22/2011 9620	USPS	X	-44.00	-15,409.82
Bill Pmt -Check 1/22/2011 9621	Water District No. 1	X	-43.29	-15,453.11
Bill Pmt -Check 1/22/2011 9622	Johnson County Wa...	X	-12.68	-15,465.79
General Journal 1/31/2011 21263		X	-60.20	-15,525.99
Check 1/31/2011	FNB Olathe	X	-4.53	-15,530.52
Total Checks and Payments			-15,530.52	-15,530.52
Deposits and Credits - 10 items
Check 1/16/2011 9615	Walmart	X	0.00	0.00
Check 1/16/2011 9616	FNB Olathe	X	0.00	0.00
Transfer 1/17/2011		X	1,000.00	1,000.00
Transfer 1/18/2011		X	2,800.00	3,800.00
Deposit 1/18/2011		X	15,000.00	18,800.00
Deposit 1/19/2011		X	0.20	18,800.20
Transfer 1/24/2011		X	11.00	18,811.20
Transfer 1/24/2011		X	89.00	18,900.20
Transfer 1/24/2011		X	114.77	19,014.97
Check 1/31/2011 9625	Meritex, Inc.	X	0.00	19,014.97
Total Deposits and Credits			19,014.97	19,014.97
Total Cleared Transactions			3,484.45	3,484.45
Cleared Balance			3,484.45	10,329.81
Uncleared Transactions
Checks and Payments - 7 items
Bill Pmt -Check 10/21/2010 9581	Corsino, Edwin - Exp...		-14.09	-14.09
Check 1/24/2011	Broadridge Financial...		-440.52	-454.61
Check 1/31/2011 9624	116 Renner Partners...		-21,403.01	-21,857.62
Check 1/31/2011 9626	Owen, David C. - Ex...		-10,000.00	-31,857.62
Check 1/31/2011 9627	Owen, Laura - Expe...		-10,000.00	-41,857.62
Check 1/31/2011 9629	Koslofsky, Mickie - E...		-5,400.00	-47,257.62
Check 1/31/2011 9628	FNB Olathe		-1,514.85	-48,772.47
Total Checks and Payments			-48,772.47	-48,772.47
Total Uncleared Transactions			-48,772.47	-48,772.47
Register Balance as of 01/31/2011			-45,288.02	-38,442.66
New Transactions
Checks and Payments - 6 Items
Check 2/1/2011	Marketwire Inc.		-1,000.00	-1,000.00
Check 2/1/2011	FNB Olathe		-20.00	-1,020.00
Check 2/1/2011	FNB Olathe		-20.00	-1,040.00
Check 2/2/2011 9630	Meritex, Inc.		-3,400.00	-4,440.00
Check 2/2/2011	FNB Olathe		-7.00	-4,447.00
Check 2/5/2011 9631	CBIZ Insurance Serv...		-10,633.00	-15,080.00
Total Checks and Payments			-15,080.00	-15,080.00
Deposits and Credits - 3 items
Deposit 2/2/2011			104,803.01	104,803.01
Payment 2/4/2011	Fleet Safety		118.20	104,921.21

4:05 PM	ICOP DIGITAL, INC.
02/06/11	Reconciliation Detail
0-10070 • FNB Olathe Checking 013-960-2, Period Ending 01/31/2011

Type Date Num Name Cir	Amount	Balance
Deposit 2/4/2011	154.53	105,075.74
Total Deposits and Credits	105,075.74	105,075.74
Total New Transactions	89,995.74	89,995.74
Ending Balance	44,707.72	51,553.08

Mailing Address: P 0 Box 1500 Olathe, KS 66051 Main Office 913-782-3211 wwwinbolathe.com Customer Service 913-791-9111

***************AUTO**3-DIGIT 662
2318 0.4610 AT 0.357 9 1 259	PERIODIC STATEMENT
Date: Jan 31, 2011
ICOP DIGITAL INC PAYROLL ACCOUNT	Period: Jan 01, 2011 to Jan 31, 2011 (31 Days )
16801 W 116TH ST
LENEXA KS 66219-9603

Did you know First National Bank of Olathe can process your Credit Card transactions at competitive pricing?
We offer state of the art solutions: Smartphone apps, software, Internet, terminals. Interested?
Call our in-house experts at 913-791-9103!

ACCOUNT #: DDA - 0149527                                                             Payroll Account

Icop Digital Inc

                        Enclosures: 0

Beginning Balance as of 01/01/11	3,865.31
Deposits & Other Credits	1.42
Charges & Fees	0.00
Checks & Other Debits	3,207.25
Average Balance	2,509.06
Ending Balance as of 01/31/11	659.48

Transaction Information

Date Check#	Description	Credit Amount	Debit Amount

01/27	ACH Credit TRANSFER 11534 ICOP DIGIT	1.42
01/18	Tfr to XXX9602 Transfer Withdrawal ICOP Digital Inc		2,800.00
01/25	ACH Debit TRANSFER 11534 ICOP DIGIT		407.25

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

6:29 AM	ICOP DIGITAL, INC.
02/20/11	Reconciliation Detail
0-10080 • FNB Payroll Acct. 014-952-7, Period Ending 01/31/2011

Type Date Num	Name	Clr	Amount	Balance
Beginning Balance				3,865.31
Cleared Transactions
Checks and Payments - 2 items
Transfer 1/18/2011		X	-2,800.00	-2,800.00
General Journal 1/25/2011 21259		X	-407.25	-3,207.25
Total Checks and Payments			-3,207.25	-3,207.25
Deposits and Credits -1 item
General Journal 1/27/2011 21260		X	1.42	1.42
Total Deposits and Credits			1.42	1.42
Total Cleared Transactions			-3,205.83	-3,205.83
Cleared Balance			-3,205.83	659.48
Register Balance as of 01/31/2011			-3,205.83	659.48
Ending Balance			-3,205.83	659.48

Mailing Address: P 0 Box 1500 Olathe, KS 66051 Main Office 913-782-3211 wwwinbolathe.com Customer Service 913-791-

***************AUTO**3-DIGIT 662
2319 0.4610 AT 0.357 9 1 259	PERIODIC STATEMENT
Date: Jan 31, 2011
ICOP DIGITAL INC PAYROLL ACCOUNT	Period: Jan 01, 2011 to Jan 31, 2011 (31 Days )
16801 W 116TH ST
LENEXA KS 66219-9603

Did you know First National Bank of Olathe can process your Credit Card transactions at competitive pricing?
We offer state of the art solutions: Smartphone apps, software, Internet, terminals. Interested?
Call our in-house experts at 913-791-9103!

ACCOUNT #: DDA - 0178233                                                             FLEX Account

Icop Digital Inc

                        Enclosures: 0

Beginning Balance as of 01/01/11	1,957.52
Deposits & Other Credits	0.00
Charges & Fees	0.00
Checks & Other Debits	1,718.60
Average Balance	610.41
Ending Balance as of 01/31/11	238.92

Transaction Information

Date Check#	Description	Credit Amount	Debit Amount

01/07	ACH Debit REPULL1/6 PROCESSWORKS		811.91
01/07	ACH Debit PROCLM755 PROCESSWORKS		829.33
01/14	ACH Debit PROCLM759 PROCESSWORKS		29.99
01/28	ACH Debit PROCLM767 PROCESSWORKS		47.37

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

3:45 AM	ICOP DIGITAL, INC.
02/06/11	Reconciliation Detail
0-10030 • FNB FLEX ACCT 017-823-3, Period Ending 01/31/2011

Type Date Num	Name	Clr	Amount	Balance
Beginning Balance				1,957.52
Cleared Transactions
Checks and Payments - 4 items
General Journal 12/30/2010 21225		X	-811.91	-811.91
General Journal 1/7/2011 21257		X	-829.33	-1,641.24
General Joumal 1/11/2011 21251		X	-29.99	-1,671.23
General Journal 1/28/2011 21258		X	-47.37	-1,718.60
Total Checks and Payments			-1,718.60	-1,718.60
Total Cleared Transactions			-1,718.60	-1,718.60
Cleared Balance			-1,718.60	238.92
Register Balance as of 01/31/2011			-1,718.60	238.92
Ending Balance			-1,718.60	238.92

Mailing Address: P 0 Box 1500 Olathe, KS 66051 Main Office 913-782-3211 wwwinbolathe.com Customer Service 913-791-

***************AUTO**3-DIGIT 662
2320 0.4610 AT 0.357 9 1 262	PERIODIC STATEMENT
Date: Jan 31, 2011
ICOP DIGITAL INC ESPP	Period: Jan 01, 2011 to Jan 31, 2011 (31 Days )
16801 W 116TH ST
LENEXA KS 66219-9603

Did you know First National Bank of Olathe can process your Credit Card transactions at competitive pricing?
We offer state of the art solutions: Smartphone apps, software, Internet, terminals. Interested?
Call our in-house experts at 913-791-9103!

ACCOUNT #: DDA - 0200727                                                             ESPP

Icop Digital Inc

                        Enclosures: 0

Beginning Balance as of 01/01/11	1,974.23
Deposits & Other Credits	0.00
Charges & Fees	0.00
Checks & Other Debits	0.00
Average Balance	1,974.23
Ending Balance as of 01/31/11	1,974.23

Transaction Information

Date Check#	Description	Credit Amount	Debit Amount

There was no activity for this account during the reported period

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

3:39 PM	ICOP DIGITAL, INC.
02/06/11	Reconciliation Detail
0-10085 • FNB ESPP 020-072-7, Period Ending 01/31/2011

Type Date	Num Name	Clr	Amount	Balance
Beginning Balance				1,930.41
Cleared Transactions
Deposits and Credits -1 item
Transfer 12/30/2010		X	43.82	43.82
Total Deposits and Credits			43.82	43.82
Total Cleared Transactions			43.82	43.82
Cleared Balance			43.82	1,974.23
Register Balance as of 01/31/2011			43.82	1,974.23
Ending Balance			43.82	1,974.23

11935 Riley P.O. Boxi-26128 Overland-Park, KS 66225-6128 Phone: 913-338-1000 Fax: 913-338-2801 www.bankbv.com Questions? 913-338-HELP	224 00008 01 ACCOUNT: DOCUMENTS:	PAGE: 1 7017650 01/31/2011 0

ICOP DIGITAL INC	30
16801 N 116TH ST	0
LENEXA KS 66219-9603	0

===============================================================================================================================
BANK OF BLUE VALLEY YOUR FULL SERVICE FINANCIAL SERVICES CENTER
FOR PERSONAL AND BUSINESS NEEDS—CALL TODAY FOR DETAILS 913-338—HELP
                                          ********************

*MORTGAGE AND HOME EQUITY LENDING
*CONSUMER AND COMMERCIAL BANKING
*PRIVATE BANKING, TRUST SERVICES AND MORE

===============================================================================================================================
                                                                             BLUE VALLEY INVSTMNT ACCOUNT 7017650
===============================================================================================================================

MINIMUM BALANCE	9,106.52	LAST STATEMENT 12/31/10	12,413.08
AVG AVAILABLE BALANCE	9,426.50	1 CREDITS	2.00
AVERAGE BALANCE	9,426.50	1 DEBITS	3,306.56
		THIS STATEMENT 01/31/13	9,108.52

- - - - - - - - OTHER CREDITS - - - - - - - -
DESCRIPTION		DATE	AMOUNT
INTEREST		01/31	2.00

- - - - - - - - OTHER DEBITS - - - - - - - -
DESCRIPTION		DATE	AMOUNT
INT PMT ON LOAN 9245710		01/04	3,306.56

- - - - - - - - I N T E R E S T - - - - - - - -

AVERAGE LEDGER BALANCE:	9,426.50	INTEREST EARNED:	2.00
INTEREST PAID THIS PERIOD:	2,00	DAYS IN PERIOD:	31
INTEREST PAID 2011	2.00	ANNUAL PERCENTAGE YIELD EARNED:	.25%
INTEREST PAID 2010:	75.31
- - - - - - - - C O N T I N U E D - - - - - - - -

5:51 PM	ICOP DIGITAL, INC.
02/08/11	Reconciliation Detail
0-10000 • Bank of Blue Valley (7650), Period Ending 01/31/2011

Type Date Num	Name	Cir	Amount	Balance
Beginning Balance				12,413.08
Cleared Transactions
Checks and Payments -1 item
Bill Pmt -Check 12/4/20101	Bank of Blue Valley	X	-3,306.56	-3,306.56
Total Checks and Payments			-3,306.56	-3,306.56
Deposits and Credits -1 item
General Journal 1/31/201121264		X	2.00	2.00
Total Deposits and Credits			2.00	2.00
Total Cleared Transactions			-3,304.56	-3,304.56
Cleared Balance			-3,304.56	9,108.52
Register Balance as of 01/31/2011			-3,304.56	9,108.52
Ending Balance			-3,304.56	9,108.52

Page 1 of 4 Statement Period 01/01/11 through 01/31/11 EO PPE OE 55 Enclosures 0 Account Number 0034 9023 4823

    BI 02/07 0 0816 249                                       846 012711 *001 AT 0.357

ICOP DIGITAL INC
16801 W 116TH ST
LENEXA KS 66219-9603

Customer service Information www.bankofamerica.com for additional information or service, you may call 1.888.400.9009 Or you may write to: Bank of America, N.A. P.O. Box 798 Wichita, KS 67201 Deposit Accounts

Business Economy Checking
ICOP DIGITAL INC

Your Account at a Glance

Account Number	0034 9023 4823	Statement Beginning Balance	$1,114.77
Statement Period	01/01/11 through 01/31/11	Amount of Deposits/Credits	$0.00
Number of Deposits/Credits	0	Amount of Withdrawals/Debits	$1,114.77
Number of Withdrawals/Debits	2	Statement Ending Balance	$0.00
Number of Deposited Items	0
		Average Ledger Balance	$622.43
Number of Days in Cycle	31	Service Charge	$0.00

Withdrawals and Debits
Checks

Check Number	Amount ($)	Date Posted	Bank Reference

1043	1,000.00	01/18	813006892211760

ICOP DIGITAL INC	HH

Page 2 of 4 Statement Period 01/01/11 through 01/31/11 EO P PE OE 55 Enclosures 0 Account Number 0034 9023 4823

Withdrawals and Debits - Continued
Other Debits

Date Posted	Amount ($)	Description	Bank Reference

01/21	114.77	Customer Withdrawal Image	813006720889767

Daily Ledger Balances

Date	Balance ($)	Date	Balance ($)	Date	Balance ($)

01/01	1,114.77	01/18	114.77	01/21	0.00

10.03 AM	ICOP DIGITAL, INC.
02/19/11	Reconciliation Detail
0-10060 • Bank of America Checking (4823), Period Ending 01/31/2011

Type Date Num	Name	CIr	Amount	Balance
Beginning Balance				1,114.77
Cleared Transactions
Checks and Payments - 2 items
Transfer 1/17/2011		X	-1,000.00	-1,000.00
Transfer 1/24/2011		X	-114.77	-1,114.77
Total Checks and Payments			-1,114.77	-1,114.77
Total Cleared Transactions			-1,114.77	-1,114.77
Cleared Balance			-1,114.77	0.00
Register Balance as of 01/31/2011			-1,114.77	0.00
Ending Balance			-1,114.77	0.00

5.22 AM	ICOP DIGITAL, INC.
02/20/11	Reconciliation Detail
0-10010 Community America - Savings, Period Ending 01/31/2011

Type Date Num	Name	CIr	Amount	Balance
Beginning Balance				11.00
Cleared Transactions
Checks and Payments -1 item
Transfer 1/24/2011		X	-11.00	-11.00
Total Checks and Payments			-11.00	-11.00
Total Cleared Transactions			-11.00	-11.00
Cleared Balance			-11.00	0.00
Register Balance as of 01/31/2011			-11.00	0.00
Ending Balance			-11.00	0.00

5.25 AM	ICOP DIGITAL, INC.
02/20/11	Reconciliation Detail
0-10020 Community America - Checking, Period Ending 01/31/2011

Type Date Num	Name	Clr	Amount	Balance
Beginning Balance				89.00
Cleared Transactions
Checks and Payments -1 item
Transfer 1/24/2011		X	-89.00	-89.00
Total Checks and Payments			-89.00	-89.00
Total Cleared Transactions			-89.00	-89.00
Cleared Balance			-89.00	0.00
Register Balance as of 01/31/2011			-89.00	0.00
Ending Balance			-89.00	0.00

Client#: 84491                                                                       ICOPDIG
ACORD,. CERTIFICATE OF LIABILITY INSURANCE	I DATE (MPAIDD/YYYY) 1/13/2011
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS
CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES
BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED
REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER CBIZ Insurance Services, Inc. 11440 Tomahawk Creek Parkway Leawood, KS 66211 913 234-1925	CONTAC r NAME: Kathy Beamis
PHONE. 913 234-1918 i FAX tla Ito, Ext). I (A/C, No): 913-234-1140
ADDRESS: kbeamis©cbiz.corn
PRODUCER CUSTOMER ID #:
	INSURER(S) AFFORDING COVERAGE	NAIL #
INSURED ICOP Digital Inc. 16801 W. 116th St. Lenexa, KS 66219	INSURER A: Travelers Property Casualty Co
	INSURER B: Standard Fire Insurance Co.	19070
INSURER C : Travelers Indemnity
INSURER D :
INSURER E :
INSURER F :

COVERAGES                                       CERTIFICATE NUMBER:                                                                           REVISION NUMBER:
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,
EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR					ADD L	SUBR		POLICY EFF	POLICY EXP
LTR	TYPE OF INSURANCE				NSR	MID	POLICY NUMBER	IMAIX1D/YYYY1	(MWDDiYYYY)	LIMITS
A		GENERAL LIABILITY					TT06303657	01/01/2011	01/01/2012,	EACH OCCURRENCE	$1,000,000
	X	COMMERCIAL GENERAL	LIABILITY							DAMAGE TO RENTEDPREMISES (Ea occurrence)	$300,000
		CLAIMS-MADE	X	OCCUR						MED EXP (Any one person)	$10,000
										PERSONAL & ADV INJURY	$1,000,000
										GENERAL AGGREGATE	$2,000,000
		GEN'L AGGREGATE LIMIT APPLIES PER: POLICY PRO- IFCT LOC								PRODUCTS - COMP/OP AGG	$2,000,000
	X										$
c		AUTOMOBILELIABILITY					BA3885P20611TEC	01/01/2011	01/01/2012	COMBINED SINGLE LIMIT	$
	X	ANY AUTO								(Ea accident)	1,000,000
										BODILY INJURY (Per person)	$
	X	ALL OWNED AUTOS
										BODILY INJURY (Per accident)	$

		SCHEDULED AUTOS
										PROPERTY DAMAGE

	X
		HIRED AUTOS								(Per accident)	$

	X										$
		NON-OWNED AUTOS
											$
A	X	UMBRELLA LIAB	X	OCCUR			TT06303658	01/01/2011	01/01/2012	EACH OCCURRENCE	$5,000,000
		EXCESS LIAB		CLAIMS-MADE						AGGREGATE	$5,000,000
		DEDUCTIBLE									$
	X	RETENTION $ 10,000									$
B	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY			Y / N			HCUB3751P66A11	01/01/2011	01/01/2012	X WC STATUTORY LIMITS OTHER
	ANY PROPRIETOFUPARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH)				N/A					E.L. EACH ACCIDENT	$1,000,000
				N
										E.L. DISEASE - EA EMPLOYEE	$1,000,000
	If yes, describe under

	DESCRIPTION OF OPERATIONS below
										E.L. DISEASE - POLICY LIMIT	$1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS I VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space s required)
fax 913.888.1517

CERTIFICATE HOLDER	CANCELLATION
Meritex Attn: Debra 17501 W 98th Street, #26-32 Lenexa, KS 66219	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE /s/ Robert Kaelin

(C)1988.2009 ACORD CORPORATION. All rights reserved.
ACORD 25 (2009/09)	1 of 1 The ACORD name and logo are registered marks of ACORD #S414744/M413116

#S414744/M413116             51KB

National Union Fire Insurance Company of Pittsburgh, Pa. 300 South Riverside Plaza Suite 2100 Chicago, IL 60606-6613 (312) 930-5300

February 11, 2011

MATTHEW FORSTI
CBIZ BENEFITS & INSURANCE SERVICES, INC.
11440 TOMAHAWK CREEK PKWY
LEAWOOD, KS 66211-2672

RE: Insured: ICOP DIGITAL, INC.
Insured Address: 16801 W 116TH ST
LENEXA, KS 66219-9603
Type of Policy: D&O 2/2000 Executive and Organization Liability Insurance Policy (Runoff)

Name of Insurance Carrier: NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Address of Insurance Carrier: 175 WATER STREET, NEW YORK, NY,
10038

Tab#: 1182561, Submission #: 984549550
Policy#: 01-146-63-00
Policy Period: 6 YEAR TAIL

Dear Matthew:

As per your request for a D&O 2/2000 Executive and Organization Liability Insurance Policy quote, and based upon the renewal information submitted, we are pleased to indicate the following subject to receipt, review and acceptance of the following information:

1. Please provide final confirmation of asset sale and final disposition of the court

Aggregate Limit of Liability (inclusive of Defense Costs)	Securities Claims Retention Each Loss (Per Policy Terms)	Employment Practices Claims Retention Each Loss (Per Policy Terms)	Other Claims Retention Each Loss (Per Policy Terms)	Premium
$5,000,000	$100,000	$100,000	$100,000	$31,310 [100% Runoff factor]

CrisisFund(SM)
Crisis Loss	N/A
Delisting Crisis Loss	N/A

Coverages	Continuity Date
Coverages A and B, other than Outside Entity Executive coverage	09/25/2007
Outside Entity Executive coverage, including Coverage C	The date on which the Insured Person first served as an Outside Entity Executive of such Outside Entity.
Coverage D	09/25/2007

Premium for Certified Acts of Terrorism Coverage under Terrorism Risk Insurance Act 2002: $1,983 included in policy premium stated above. Any coverage provided for losses caused by an act of terrorism as defined by TRIA (TRIA Losses) may be partially reimbursed by the United States under a formula established by TRIA as follows: 85% of TRIA Losses in excess of the insurer deductible mandated by TRIA, the deductible to be based on a percentage of the insurer's direct earned premiums for the year preceding the act of terrorism.

The TRIA disclosure is attached hereto.

D&O 2/2000 Executive and Organization Liability Insurance Policy 75011 (02/00) will provide the basic contract. If you have not been previously provided with a copy of this policy form, a specimen is enclosed or will be provided at your request. Please read it carefully.

The following will be added to the basic policy:

SECURITIES CLAIM PANEL COUNSEL LIST
APPENDIX B CRISISFUND
POLICYHOLDER NOTICE REGARDING E-DISCOVERY CONSULTANT SERVICES

    The following endorsements will be added to the basic policy:

#	Form #	Ed Dt	Title
1	82439	06/03	Kansas Amendatory Endorsement
2	52144	12/02	KS CANCELLATION/NONRENEWAL
3	89371	05/05	"NO LIABILITY" PROVISION DELETED (SECURITIES CLAIM RETENTION APPLIES TO ALL LOSS ARISING OUT OF A SECURITIES CLAIM)
4	90496	03/08	EXCLUSION (M) AMENDED (FLSA)
5	99758	08/08	NOTICE OF CLAIM (REPORTING BY E-MAIL)

6	83516	11/03	CAPTIVE INSURANCE COMPANY EXCLUSION
7	83524	11/03	Commissions Exclusion
8	91490	08/06	EXTRADITION COVERAGE
9	83550	11/03	NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT
10	83555	11/03	OUTSIDE ENTITY EXECUTIVE (NO WRITTEN REQUEST)
11	95282	08/07	SECTION 11 OR 12 ENDORSEMENT
12	MNSCPT		CANCELLATION CLAUSE AMENDED ENDORSEMENT
13	89644	07/05	COVERAGE TERRITORY ENDORSEMENT (OFAC)
14	78859	10/01	FORMS INDEX ENDORSEMENT
15	103985	02/10	MICROCAP FLEX SEVERABILITY OF EXCLUSIONS AMENDED
16	103984	02/10	MICROP FLEX BROAD COVERAGE FOR MICROCAP PUBLIC
			COMPANIES A-SIDE COVERAGE DELETED — Investigation Costs for
			Derivitive Demands $100k; Specified Filings 12 Months;
17	90364	01/06	SPECIFIC INVESTIGATION/CLAIM/LITIGATION/EVENT OR ACT
			EXCLUSION (WITH RELATION-BACK PROVISION) — Alpha Capital
			Anstalt and Iroquois Master Fund, Ltd v ICOP Digital, Inc. — Civil Action no.
			10 CIV 5924 — Chartis claim #550-033250-1
18	94680	06/07	SEVERABILITY OF THE APPLICATION ENDORSEMENT (FULL
			INDIVIDUAL SEVERABILITY; TOP 3 ORGANIZATION POSITIONS
			IMPUTED TO ORGANIZATION; NON-RESCINDABLE)

The following endorsement will be added to the policy:

19	86487	08/04	RUN-OFF ENDORSEMENT
20	78859	10/01	FORMS INDEX AMENDED
21	104021	02/10	POLICY NON-CANCELLABLE (EXCEPT FOR NON-PAYMENT OF
			PREMIUM)

IMPORTANT : READ CAREFULLY

In order to complete the underwriting process, we require that you send us the additional information requested at the beginning of the letter. We are not required to bind coverage prior to our receipt, review and underwriting approval of the above information. However, if we do bind coverage prior to such approval, it shall be for a temporary period of not more than 30 days. Such temporary binding of coverage shall be void ab initio ("from the beginning") if we have not received, reviewed and approved in writing such materials within 30 days from the effective date of the temporary binder. This 30 day temporary conditional binder may be extended only in writing signed by the Insurer. Payment of premium shall not operate to extend the binding period or nullify the automatic voiding as described above.

This indication is strictly conditioned upon no material change in the risk occurring between the date of this letter and the inception date of the proposed policy. In the event of such change in risk, the Insurer may in its sole discretion, whether or not this indication has been already accepted by the Insured, modify and/or withdraw this indication.

This indication will remain open until 04/01/2011

Commission for this policy is 15.00%.

Before this account can be bound, your brokers license number and expiration date for the state of Kansas will be required.

Thank you for the opportunity to quote this account. Please note that this quotation contains only a general description of coverages provided. For a detailed description of the terms of the policy, you must refer to the policy itself and any endorsements quoted. If you have any questions about this quote, please do not hesitate to call. We would also be pleased to meet with you and your client to answer any questions they may have.

Sincerely,

Marc Mieske
    Asst. Regional Underwriting Manager
    Executive Liability
    312-930-1662

POLICYHOLDER DISCLOSURE
NOTICE OF TERRORISM INSURANCE COVERAGE
(APPLICABLE TO CERTIFIED AND NON-CERTIFIED ACTS)

You are hereby notified that under the Terrorism Risk Insurance Act, as amended, that you have a right to purchase insurance coverage for losses resulting from acts of terrorism, as defined in Section 102(1) of the Act: The term "act of terrorism" means any act that is certified by the Secretary of the Treasury—in concurrence with the Secretary of State, and the Attorney General of the United States—to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property, or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of certain air carriers or vessels or the premises of a United States mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

YOU SHOULD KNOW THAT WHERE COVERAGE IS PROVIDED BY THIS POLICY FOR LOSSES RESULTING FROM CERTIFIED ACTS OF TERRORISM, SUCH LOSSES MAY BE PARTIALLY REIMBURSED BY THE UNITED STATES GOVERNMENT UNDER A FORMULA ESTABLISHED BY FEDERAL LAW. HOWEVER, YOUR POLICY MAY CONTAIN OTHER EXCLUSIONS WHICH MIGHT AFFECT YOUR COVERAGE, SUCH AS AN EXCLUSION FOR NUCLEAR EVENTS. UNDER THE FORMULA, THE UNITED STATES GOVERNMENT GENERALLY REIMBURSES 85% OF COVERED TERRORISM LOSSES EXCEEDING THE STATUTORILY ESTABLISHED DEDUCTIBLE PAID BY THE INSURANCE COMPANY PROVIDING THE COVERAGE. THE PREMIUM CHARGED FOR THIS COVERAGE IS PROVIDED BELOW AND DOES NOT INCLUDE ANY CHARGES FOR THE PORTION OF LOSS THAT MAY BE COVERED BY THE FEDERAL GOVERNMENT UNDER THE ACT.

YOU SHOULD ALSO KNOW THAT THE TERRORISM RISK INSURANCE ACT, AS AMENDED, CONTAINS A $100 BILLION CAP THAT LIMITS U.S. GOVERNMENT REIMBURSEMENT AS WELL AS INSURERS' LIABILITY FOR LOSSES RESULTING FROM CERTIFIED ACTS OF TERRORISM WHEN THE AMOUNT OF SUCH LOSSES IN ANY ONE CALENDAR YEAR EXCEEDS $100 BILLION. IF THE AGGREGATE INSURED LOSSES FOR ALL INSURERS EXCEED $100 BILLION, YOUR COVERAGE MAY BE REDUCED.

Acceptance or Rejection of Terrorism Insurance Coverage

I hereby elect to purchase terrorism coverage for a prospective premium of $310.
I hereby decline to purchase terrorism coverage for certified acts of terrorism. I understand that I will have no coverage for losses resulting from certified acts of terrorism.

Policyholder/Applicant's Signature

Policyholder/Applicant's Printed Name	Date

Insured Name: ICOP DIGITAL, INC.
Policy Form: D&O 2/2000 Executive and Organization Liability Insurance
Policy Tab: 1182561, Submission: 984549550
Policy Period: From 09/30/2010 To 01/01/2012
6 Year Run Tail